UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 31, 2024

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 907-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously announced, David J. Henry, President and General Manager of Connected Home Products and Services of NETGEAR, Inc. (the “Company”), separated from employment with the Company on December 31, 2024 (the “Separation Date”).

Consistent with the previously publicly disclosed terms of the Change of Control and Severance Agreement between the Company and Mr. Henry dated August 27, 2018 (the “Severance Agreement”), in exchange for a Separation Agreement and Release, Mr. Henry will receive: (i) a lump sum equivalent to twelve (12) months of Mr. Henry’s base salary, less applicable withholding; (ii) reimbursement for twelve (12) months of COBRA premiums; and (iii) acceleration of vesting of unvested time-based restricted stock units as if Mr. Henry had continued providing services as an employee of the Company until the twelve (12) month anniversary of the Separation Date, and unvested performance-based restricted stock units that have achieved the applicable performance metrics as of Mr. Henry’s last day of employment. In addition, as further consideration for the Separation Agreement and Release and in acknowledgement of his contributions to the Company through the end of 2024, Mr. Henry will be eligible to receive his bonus for the second half of 2024, if any, which will be paid at the same time as bonuses are paid to other qualifying employees with the amount of his bonus ultimately be determined by the Company in its sole discretion.

All of the foregoing benefits are subject to the terms and conditions of the Severance Agreement, including Mr. Henry’s timely execution of an effective release of claims against the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Separation Agreement and Release dated as of January 1, 2025 between the Company and David J. Henry

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2025	NETGEAR, INC.
	By:	/s/ Kirsten J. Daru
	Name:	Kirsten J. Daru
	Title:	General Counsel and Chief Privacy Officer